                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                     ---------------------------------------

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: December 9, 2002


                               MKTG SERVICES, INC.
                               -------------------
               (Exact name of Registrant as specified in charter)


  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                            ------------------------
                    (Address of Principal Executive Offices)


                                  917-339-7100
                                  ------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets


On December 9, 2002, MKTG Services, Inc. (the "Company") completed its sale of substantially all of the assets relating to its direct list sales and services business held by certain of its wholly-owned subsidiaries, MKTG Services - Boston, Inc., MKTG Services - New York, Inc. and MKTG Services - Philly, Inc. to Automation Research, Inc. ("ARI"), an Ohio corporation and wholly-owned subsidiary of CBC Companies, Inc. for $11 million in cash plus the assumption of all directly related liabilities, subject to a final working capital adjustment, pursuant to a definitive agreement entered into as of November 30, 2002. Approximately $500,000 is being held in escrow for six months in connection with certain indemnifications made by the Company and its subsidiaries in accordance with the terms and conditions of the purchase agreement. The purchase price was determined through arms-length negotiations between ARI and the Company.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) N/A

(b) Pro forma financial information.

(c) The following documents are filed herewith as exhibits to this Form 8-K:

        2.1 Asset Purchase Agreement dated as of November 30, 2002 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).
       99.1   Press Release issued by the Registrant dated December 2, 2002.
       99.2   Press Release issued by the Registrant dated December 10, 2002.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MKTG SERVICES, INC.

Date: December 24, 2002                By:      /s/ Cindy H. Hill
      -----------------                         ---------------------------
                                       Title:   Chief Accounting Officer

                               UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS


On December 9, 2002, MKTG Services, Inc. (the "Company" or "MKTG") completed its sale of substantially all of the assets relating to its list sales and services business held by certain of its wholly-owned subsidiaries, MKTG Services - Boston, Inc., MKTG Services - New York, Inc. and MKTG Services - Philly, Inc. (collectively "North East Operations") to Automation Research, Inc., ("ARI") an Ohio corporation and wholly-owned subsidiary of CBC Companies, Inc. for $11 million in cash plus the assumption of all directly related liabilities, subject to a final working capital adjustment, pursuant to a definitive agreement entered into as of November 30, 2002. Approximately $500,000 is being held in escrow for six months in connection with certain indemnifications made by MKTG and its subsidiaries in accordance with the terms and conditions of the purchase agreement.

On July 31, 2001, MKTG completed its sale of all the outstanding capital stock of its Grizzard Communications Group, Inc. ("Grizzard") subsidiary to Omnicom Group, Inc. The purchase price of the transaction was $89.8 million payable in cash.

The accompanying unaudited pro forma balance sheet gives effect to the consummation of the sale of substantially all of the assets relating to the Company's North East Operations held by certain of its wholly-owned subsidiaries, as if the transaction occurred on September 30, 2002. The accompanying unaudited pro forma statements of operations gives effect to the consummation of the sale of substantially all of the assets and the assumption of all directly related liabilities relating to the Company's North East Operations held by certain of its wholly-owned subsidiaries, as if the transaction occurred as of July 1, 2001. In addition, the accompanying unaudited pro forma statements of operations gives effect to the consummation of the sale of all the outstanding capital stock of the Company's wholly owned subsidiary, Grizzard as if the transaction occurred as of July 1, 2001.

The unaudited pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial statements of MKTG, and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" which have been previously filed. The unaudited pro forma financial statements do not purport to present the results of operations of MKTG had the transactions assumed herein occurred as of July 1, 2001, nor are they necessarily indicative of the results of operations which may be achieved in the future.

                               MKTG Services, Inc.
                             Pro Forma Balance Sheet
                            As of September 30, 2002
                                   (Unaudited)
                                 (In thousands)


                                                      MKTG
                                                 Services, Inc.
                                                  (Historical)
                                                       (A)                Adjustments                     Pro Forma
                                                 ----------------    -----------------------           ----------------
ASSETS
Current assets:
Cash and cash equivalents                            $    2,291           $  8,025 (B)                 $ 10,316
Due from ARI                                                  -                500 (C)                      500
Accounts receivable, net                                 17,928            (15,691)(D)                    2,237
Restricted cash                                           4,946                  -                        4,946
Other current assets                                      1,318               (658)(E)                      660
                                                         ------           ---------                     -------
      Total current assets                               26,483             (7,824)                      18,659

Property and equipment, net                               3,189             (2,323)(F)                      866
Goodwill, net                                            15,518            (13,240)(G)                    2,278
Identifiable intangible assets, net                         569               (534)(H)                       35
Related party note receivable                               996                  -                          996
Other assets                                                981               (689)(I)                      292
                                                      ---------          ----------                     -------
      Total assets                                     $ 47,736          $ (24,610)                     $23,126
                                                      =========          ==========                     =======

LIABILITIES AND
     STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                               $   1,426          $    (928)(J)                  $   498
  Accounts payable-trade                                 16,646            (16,132)(K)                      514
  Accrued expenses and other current
    liabilities                                           4,861             (1,990)(L)                    2,871
  Net liabilities of discontinued operation               1,593                  -                        1,593
  Current portion of long-term obligations                4,980                (93)(M)                    4,887
                                                      ---------          ----------                     -------
      Total current liabilities                          29,506            (19,143)                      10,363

  Long-term obligations, net of current
     portion                                                138                (36)(N)                      102
  Other liabilities                                       5,880               (273)(O)                    5,607
                                                      ---------          ----------                     -------
      Total liabilities                                  35,524            (19,452)                      16,072
                                                      ---------          ----------                     -------

  Convertible preferred stock                            10,384                  -                       10,384
  Minority interest in preferred stock of
     discontinued subsidiary                                281                  -                          281
  Stockholders' equity:
    Common stock                                             67                  -                           67
    Additional paid-in capital                          229,840                  -                      229,840
    Accumulated deficit                                (226,966)            (5,158)(P)                 (232,124)
    Less: treasury shares at cost                        (1,394)                 -                       (1,394)
                                                      ---------         ----------                      -------

  Total stockholders' equity                              1,547             (5,158)                      (3,611)
                                                      ---------         ----------                      -------
      Total liabilities and stockholders'
       equity                                        $   47,736           $(24,610)                    $ 23,126
                                                     ==========           ========                     ========

See Notes to Pro Forma Balance Sheet.

                               MKTG Services, Inc.
                        Notes to Pro Forma Balance Sheet
                            As of September 30, 2002
                                   (Unaudited)
                                 (In thousands)

(A) MKTG's historical balance sheet has been derived from a previously filed
Form 10Q.

(B) Cash and cash equivalents:
              Sale price less amount held in escrow                                                               $10,500
              Repayment of certain lines-of-credit                                                                   (929)
              Transaction fees                                                                                     (1,546)
                                                                                                                  -------
                                                                                                                   $8,025
                                                                                                                  =======
(C) Due from ARI:
              Funds held in escrow                                                                                   $500
                                                                                                                     ====

(D) Accounts receivable, net:
              Balance sold in transaction                                                                        $(15,691)
                                                                                                                =========

(E) Other current assets:
              Balance sold in transaction                                                                           $(658)
                                                                                                                   ======

(F) Property and equipment, net:
              Balance sold in transaction                                                                         $(2,323)
                                                                                                                 ========

(G) Goodwill, net:
              Balance sold in transaction                                                                        $(13,240)
                                                                                                                =========

(H) Identifiable intangible assets, net:
              Balance sold in transaction                                                                           $(534)
                                                                                                                   ======

(I) Other assets:
              Balance sold in transaction                                                                           $(189)
              Write-off of prepaid financial advisor fees                                                            (500)
                                                                                                                    -----
                                                                                                                    $(689)
                                                                                                                     ====
(J) Short-term borrowings:
              Amount paid off with proceeds from sale                                                                $928
                                                                                                                     ====

(K) Accounts payable- trade:
              Liabilities assumed by ARI                                                                         $(16,132)
                                                                                                                =========

(L) Accrued expenses and other current liabilities:
              Liabilities assumed by ARI                                                                          $(1,990)
                                                                                                                 ========

(M) Current portion of long-term obligations:
              Liabilities assumed by ARI                                                                             $(93)
                                                                                                                    =====

(N) Long-term obligations, net of current portion:
              Liabilities assumed by ARI                                                                             $(36)
                                                                                                                    =====

(O) Other liabilities:
              Liabilities assumed by ARI                                                                            $(273)
                                                                                                                   ======


(P) Adjustment to record loss on sale:
              Sale price                                                                                         $ 11,000
              Less:  Book value of net assets sold adjusted
                     for $928 of short-term borrowings not
                     assumed by the acquirer                                                                      (14,112)
              Less:  Transaction fees                                                                              (2,046)
                                                                                                                ---------
              Loss on sale of the North East Operations                                                          $ (5,158) (Q)
                                                                                                                 ========

(Q)      The Company is in the process of completing the step one process of performing a transitional impairment test of its existing goodwill, including the goodwill related to the North East Operations in connection with the adoption of SFAS No. 142, "Goodwill and Other Intangible Assets."
         The results of the testing may effect the calculation of the loss on sale of the North East Operations. Any impairment charge will be booked by the Company in accordance with SFAS No. 142 transition provisions. If there is an impairment under SFAS No. 142, the loss in item (P) above will be reduced or could result in a gain.

                               MKTG Services, Inc.
                        Pro Forma Statement of Operations
                        For the Year Ended June 30, 2002
                                   (Unaudited)
                      (In thousands, except per share data)

                                                          Grizzard
                                            MKTG        Communications    North East
                                       Services, Inc.       Group         Operations
                                        (Historical)    (Historical)     (Historical)
                                            (A)              (B)              (C)         Adjustment      Pro Forma
                                      ----------------------------------------------------------------  -------------

Revenues                                    $38,972         $2,831          $20,113            -         $16,028
                                          ---------         ------          -------                      -------

Operating costs and expenses:
  Salaries and benefits                      36,361          3,343           17,356         $ (39)(D)     15,623
  Direct costs                                5,832          1,299            3,876             -            657
  Selling, general and administrative        11,824          1,168            6,684           (16)(E)      3,956
  Loss on abandoned lease reserves            7,101              -                -             -          7,101
  (Gain) loss on sale of Grizzard            (1,748)           125                -         1,873 (F)          -
  Goodwill impairment                        35,900              -           30,678             -          5,222
  Depreciation and amortization               3,324              -            2,931             -            393
                                          ---------         ------          -------        ------        -------
Total operating costs and expenses           98,594          5,935           61,525         1,818         32,952
                                          ---------         ------          -------        ------        -------
Loss from operations                        (59,622)        (3,104)         (41,412)        1,818        (16,924)
Interest (expense) income and other            (686)          (515)            (263)            -             92
                                          ---------         ------          -------        ------        -------
Loss from continuing operations
     before income taxes                    (60,308)        (3,619)         (41,675)        1,818        (16,832)
Provision for income taxes                     (516)             -                -          (416)(G)       (100)
                                          ---------         ------          -------        ------        -------

Loss from continuing operations          $  (60,824)     $  (3,619)       $ (41,675)       $1,402      $ (16,932)
                                          ==========     ===========      ==========      =======      ==========

Basic and diluted loss from
   continuing operations per common share   $ (9.95)                                                    $  (2.77)
                                            ========                                                    =========

Weighted average common
     shares outstanding                       6,115                                                        6,115
                                              =====                                                        =====




See Notes to Pro Forma Statement of Operations.

                               MKTG Services, Inc.
                   Notes to Pro Forma Statement of Operations
                        For the Year Ended June 30, 2002
                                   (Unaudited)
                                 (In thousands)


(A) MKTG's historical statement of operations for the year ended
    June 30, 2002 has been derived from a previously filed Form 10K.

(B) The elimination of Grizzard's operations for the year ended June 30, 2002 have been derived from Grizzard's books and records which were included in the consolidated statement of operations of MKTG for the year ended June 30, 2002.

(C) The elimination of the North East Operations' operations for the year ended
    June 30, 2002 have been derived from the books and records of the Company and its wholly-owned subsidiaries, MKTG Services - Boston,
    Inc., MKTG Services - New York, Inc. and MKTG Services - Philly, Inc.
    which were included in the consolidated statement of operations of MKTG for the year ended June 30, 2002.

(D) Salaries and benefits:
        Adjustment to reflect reduction of salaries and benefits for MKTG's and Grizzard employees dedicated to the operations of Grizzard who will no longer be employed by the Company after the sale, net of the effects of replacing certain positions related
        to Company wide functions previously performed by Grizzard personnel.                                 $   (39)
                                                                                                               ======

(E) Selling, general & administrative:
        Adjustment to reflect reduction of expenses directly related to elimination of the Allocation of certain Grizzard costs incurred for the benefit of MKTG by Grizzard
        employees specified in (D) above                                                                        $ (16)
                                                                                                                =====

(F) Gain on sale of subsidiary:
        Adjustment to reverse actual gain recognized on sale of Grizzard                                       $1,873
                                                                                                               ======

(G) Provision for income taxes:
        Additional taxes incurred for tax gain on sale of Grizzard                                              $(400)
        Minimum state taxes incurred for North East Operations                                                    (16)
                                                                                                               ------
                                                                                                                $(416)
                                                                                                               ======
(H) The pro forma loss from continuing operations for the year ended June
    30, 2002 does not include a loss on sale of North East Operations in the amount of $5,158 which will be recorded in the financial statements of the Company within the next twelve months. The Company is in the process of completing the step one process of performing a transitional impairment test of its existing goodwill, including
    the goodwill related to the North East Operations in connection with the adoption of SFAS No. 142, "Goodwill and Other Intangible Assets."
    The results of the testing may effect the calculation of the loss on sale of the North East Operations. Any impairment charge will be booked by the Company in accordance with SFAS No. 142 transition provisions. If there is an impairment under SFAS No. 142, the loss on sale of North East operations will be reduced or could result in a gain.

                               MKTG Services, Inc.
                        Pro Forma Statement of Operations
                  For the Three Months Ended September 30, 2002
                                   (Unaudited)
                      (In thousands, except per share data)



                                                 MKTG        North East
                                            Services, Inc.   Operations
                                            (Historical)    (Historical)
                                                (A)             (B)           Adjustments       Pro Forma
                                              ----------------------------------------------------------------
Revenues                                          $ 9,441      $4,937                  -       $ 4,504
                                                 ----------    ------                          -------

Operating costs and expenses:
  Salaries and benefits                             7,500       3,590                  -         3,910
  Direct costs                                        951         724                  -           227
  Selling, general and administrative               1,522       1,102                  -           420
  Depreciation and amortization                       203         132                  -            71
                                                 --------      ------          ---------       -------
Total operating costs and expenses                 10,176       5,548                  -         4,628
                                                 --------      ------          ---------       -------
(Loss) income from continuing operations             (735)       (611)                 -          (124)

   Settlement of lawsuit                              966                                          966
   Interest expense and other                         (62)        (34)                 -           (28)
                                                 --------      ------          ---------       -------

Income (loss) from continuing operations
    before income taxes                               169        (645)                             814
Provision for income taxes                            (11)          -                  -           (11)
                                                 --------      ------          ---------       -------
Income (loss) from continuing
    operations                                       $158     $  (645)         $       -          $803
                                                     ====     ========         =========          ====

Basic earnings per share from continuing
operations                                          $ .02                                       $  .12
                                                    =====                                       ======
Weighted average common shares
   outstanding- basic                               6,650                                        6,650
                                                    =====                                        =====

Diluted earnings per share from
continuing operations                                $.01                                         $.04
                                                     ====                                         ====

Weighted average common shares
   outstanding- diluted                            21,094                                       21,094
                                                   ======                                       ======






See Notes to Pro Forma Statements of Operations.

                               MKTG Services, Inc.
                        Pro Forma Statement of Operations
                  For the Three Months Ended September 30, 2002
                                   (Unaudited)
                                 (In thousands)


(A) MKTG's statement of operations for the three months ended September 30, 2002 has been derived from a previously filed Form 10Q.

(B) Elimination of the North East Operation's operations for the three months ended September 30, 2002 have been derived from the books and records of the Company and its wholly-owned subsidiaries, MKTG Services - Boston, Inc., MKTG Services - New York, Inc. and MKTG Services - Philly, Inc. which were included in the consolidated statement of operations of MKTG for the three months ended September 30, 2002.

(C) The pro forma loss from continuing operations for the three months ended September 30, 2002 does not include a loss on sale of North East Operations in the amount of $5,158. The Company is in the process of completing the step one process of performing a transitional impairment test of its existing goodwill, including the goodwill related to the North East Operations in connection with the adoption of SFAS N0. 142, "Goodwill and
    Other Intangible Assets."   The results of the testing may effect the
    calculation of the loss on sale of the North East Operations. Any impairment charge will be booked by the Company in accordance with SFAS
    No. 142 transition provisions. If there is an impairment under SFAS No. 142, the loss on sale of North East operations will be reduced or could result in a gain.